EXHIBIT 99.2

AMENDED AND RESTATED BYLAWS

OF

INLAND RETAIL REAL ESTATE TRUST, INC.

ARTICLE I

OFFICES AND FISCAL YEAR

            SECTION 1. PRINCIPAL OFFICE. The principal office of the Company in the State of Maryland shall be located at such place as the Board of Directors of the Company (the "Board") may designate.

            SECTION 2. OTHER OFFICES. The Company may have additional offices, including a principal executive office, at such places as the Board may from time to time determine or as the business of the Company may require.

            SECTION 3. FISCAL AND TAXABLE YEARS. The fiscal and taxable years of the Company shall begin on January 1 and end on December 31.

ARTICLE II

STOCKHOLDERS

            SECTION 1. ANNUAL MEETING. An annual meeting of the stockholders of the Company (the "Stockholders") for the election of directors of the Company ("Directors") and the transaction of any business within the powers of the Company shall be held on a date and at the time set by the Board during the month of May in each year.

            SECTION 2. SPECIAL MEETINGS. Special meetings of the Stockholders may be called by the chairman, the president, a majority of the Directors or a majority of the Independent Directors (as defined in the charter of the Company), and shall be called by the secretary or another officer of the Company upon written request (which request states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than 10% of the outstanding shares of stock of the Company entitled to vote at such meeting. Upon receipt of such a written request, the secretary of the Company shall inform the Stockholders making the request of the reasonably estimated cost of preparing and mailing a notice of such meeting; and upon payment of these costs to the Company, notify each Stockholder entitled to notice of the meeting not less than fifteen (15) nor more than sixty (60) days prior to the date of such meeting. Unless requested by the Stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the Stockholders held during the preceding 12 months.

            SECTION 3. PLACE OF MEETINGS. Each meeting of the Stockholders shall be held at the principal executive offices of the Company or at such other place as shall be set by the Board and stated in the notice of the meeting.

            SECTION 4. NOTICE OF MEETINGS. Not less than ten (10) nor more than ninety (90) days before an annual or a special meeting of Stockholders, the secretary shall give to each Stockholder entitled to vote at such meeting and to each Stockholder not entitled to vote who is entitled to notice of the meeting, written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such Stockholder personally, by leaving it at such Stockholder's residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Stockholder at the stockholder's address as it appears in the records of the Company, with postage thereon prepaid.

            SECTION 5. SCOPE OF NOTICE. Any business of the Company may be transacted at an annual meeting of Stockholders without being specifically designated in the notice required in Section 4 of this Article II, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of Stockholders except as specifically designated in the notice.

            SECTION 6. ORGANIZATION AND CONDUCT. Every meeting of Stockholders shall be conducted by an individual appointed by the Board to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the Stockholders by the vote of a majority of the votes cast by Stockholders present in person or by proxy. The secretary, or, in the secretary's absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the Board or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the Stockholders, an assistant secretary shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of Stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to Stockholders of record of the Company, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to Stockholders of record of the Company entitled to vote on such matter, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any Stockholder who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless otherwise determined by the chairman of the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

            SECTION 7. QUORUM. At any meeting of Stockholders, the presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Company for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the Stockholders, the chairman of the meeting or the Stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

The Stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

            SECTION 8. VOTING. A majority of the holders of shares of stock of the Company, present in person or by proxy at a meeting of Stockholders duly called and at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. Each share may be voted for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Company. Unless otherwise provided in the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Stockholders.

            SECTION 9. PROXIES. A Stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the Stockholder in person or by proxy executed by the Stockholder or by the Stockholder's duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Company before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

            SECTION 10. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the charter of the Company or these Bylaws, Subtitle 7 of Title 3 of the Maryland General Corporation Law (the "MGCL") (or any successor statute) shall not apply to any acquisition by The Inland Group, Inc., a Delaware corporation, or any affiliate of The Inland Group, Inc. of shares of stock of the Company. This Section 10(b) may be altered or repealed, in whole or in part, by a majority of the Directors (including a majority of the Independent Directors) at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

            SECTION 11. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Company registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president, a vice president, a general partner or trustee thereof, as the cast may be, or by a proxy appointed by any of the foregoing individuals, unless some other person, who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing board of such corporation or other entity or agreement of the partners of the partnership, presents a certified copy of such bylaw, resolution or agreement, in which cast such person may vote such stock. Any trustee or other fiduciary may vote stock registered in his name as such fiduciary, either in person or by proxy.

            Shares of stock of the Company directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

            The Directors may adopt by resolution a procedure by which a Stockholder may certify in writing to the Company that any shares registered in the name of the Stockholder are held for the account of a specified person other than the Stockholder. The resolution shall set forth the class of Stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; and any other provisions with respect to the procedure which the Directors consider necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the Stockholder of record of the specified stock in place of the Stockholder who makes the certification.

            SECTION 12. INSPECTORS OF ELECTION.

            (a) In advance of any meeting of Stockholders, the Board may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Directors in advance of the meeting or at the meeting by the chairman of the meeting.

            (b) The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

            SECTION 13. REPORTS TO STOCKHOLDERS.

            (a) The Directors shall submit to the Stockholders at or before the annual meeting of Stockholders a report of the business and operations of the Company during such fiscal year, containing a balance sheet and a statement of income and surplus of the Company, accompanied by the certification of an independent certified public accountant, and such further information as the Directors may determine is required pursuant to any law or regulation to which the Company is subject or is deemed desirable. Within the earlier of twenty (20) days after the annual meeting of Stockholders or one hundred and twenty (120) days after the end of the fiscal year of the Company, the Directors shall place the annual report on file at the principal office of the Company and with any governmental agencies as may be required by law and as the Directors may deem appropriate.

            (b) Not later than forty-five (45) days after the end of each of the first three (3) quarterly periods of each fiscal year, the Directors shall deliver or cause to be delivered an interim report to the Stockholders containing unaudited financial statements for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, and such further information as the Directors may determine is required pursuant to any law or regulation to which the Company is subject or is deemed desirable.

            SECTION 14. ACTION WITHOUT A MEETING. Any action required or permitted to be taken at a meeting of Stockholders may be taken without a meeting if a unanimous consent in writing, setting forth such action, is signed by each Stockholder entitled to vote on the matter and filed with the minutes of proceedings of the Stockholders.

            SECTION 15. NOMINATIONS AND STOCKHOLDER BUSINESS.

(a) Annual Meetings of Stockholders.

          (1) Nominations of persons for election to the Board and the proposal of business to be considered by the Stockholders may be made at an annual meeting of Stockholders (i) pursuant to the Company's notice of meeting, (ii) by or at the direction of the Board or (iii) by any Stockholder of the Company who was a Stockholder of record both at the time of giving of notice provided for in this Section 15(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 15(a).

          (2) For nominations or other business to be properly brought before an annual meeting by a Stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 15, the Stockholder must have given timely notice thereof in writing to the secretary of the Company and such other business must otherwise be a proper matter for action by the Stockholders. To be timely, a Stockholder's notice shall be delivered to the secretary at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the Stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a Stockholder's notice as described above. Such Stockholder's notice shall set forth (i) as to each person whom the Stockholder proposes to nominate for election or reelection as a Director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Company that are beneficially owned by such person and (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (ii) as to any other business that the Stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder (including any anticipated benefit to the Stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the Stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such Stockholder, as they appear on the Company's stock ledger and current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of each class of stock of the Company which are owned beneficially and of record by such Stockholder and owned beneficially by such beneficial owner.

(3) Notwithstanding anything in this subsection (a) of this Section 15 to the contrary, in the event the Board increases or decreases the maximum or minimum number of Directors in accordance with Article III, Section 2 of these Bylaws, and there is no announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year's annual meeting, a Stockholder's notice required by this Section 15(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

            (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of Stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of Stockholders at which Directors are to be elected (i) pursuant to the Company's notice of meeting, (ii) by or at the direction of the Board or (iii) provided that the Board has determined that Directors shall be elected at such special meeting, by any Stockholder of the Company who is a Stockholder of record both at the time of giving of notice provided for in this Section 15 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 15. In the event the Company calls a special meeting of Stockholders for the purpose of electing one or more Directors to the Board, any such Stockholder may nominate a person or persons (as the case may be) for election as a Director as specified in the Company's notice of meeting, if the Stockholder's notice required by paragraph (a)(2) of this Section 15 shall be delivered to the secretary at the principal executive offices of the Company not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a Stockholder's notice as described above.

            (c) General.

             (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 15 shall be eligible to serve as Directors, and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 15. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 15 and, if any proposed nomination or business is not in compliance with this Section 15, to declare that such defective nomination or proposal be disregarded.

            (2) For purposes of this Section 15, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of Directors and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Company with the United States Securities and Exchange Commission pursuant to the Exchange Act.

            (3) Notwithstanding the foregoing provisions of this Section 15, a Stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 15. Nothing in this Section 15 shall be deemed to affect any right of a Stockholder to request inclusion of a proposal in, nor the right of the Company to omit a proposal from, the Company's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

            SECTION 16. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any Stockholder shall demand that voting be by ballot.

ARTICLE III

BOARD OF DIRECTORS

            SECTION 1. GENERAL POWERS. The business and affairs of the Company shall be managed by or under the direction of the Board. Unless otherwise provided by the charter, Directors need not be Stockholders. A Director shall be an individual at least 21 years of age who is not under legal disability.

             SECTION 2. NUMBER, TENURE AND QUALIFICATIONS. The number of Directors of the Company shall be five (5). At any regular meeting or at any special meeting called for that purpose, by the affirmative vote of at least a majority of the Directors (including a majority of the Independent Directors), the Board may increase or decrease the number of Directors; provided, that the number thereof shall not be fewer than three (3) nor more than eleven (11); and provided further, that the tenure of office of a Director shall not be affected by any decrease in the number of Directors.

             SECTION 3. RESIGNATIONS AND REMOVAL. Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. The stockholders may, at any time, remove any Director in the manner provided in the charter.

     SECTION 4. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board shall be held immediately after and at the same place as the annual meeting of Stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board.

     SECTION 5. SPECIAL MEETINGS. Special meetings of the Board may be called by or at the request of the chairman, the president or by a majority of the Directors or a majority of the Independent Directors then in office. The person or persons authorized to call special meetings of the Board may fix any place as the place for holding any special meeting of the Board called by them. The Board may provide, by resolution, the time and place for the holding of special meetings of the Board without other notice than such resolution.

            SECTION 6. NOTICE. Notice of any special meeting of the Board shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each Director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the Director or his or her agent is personally given such notice in a telephone call to which the Director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Company by the Director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Company by the Director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board need be stated in the notice, unless specifically required by statute or these Bylaws.

            SECTION 7. ATTENDANCE BY TELEPHONE. Directors may participate in meetings of the Board by means of conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

            SECTION 8. QUORUM. A majority of the Directors shall constitute a quorum for the transaction of business at any meeting of the Board, provided that, if less than a majority of such Directors are present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the charter or these Bylaws, the vote of a majority of Independent Directors is required for action, a quorum must also include a majority of such group.

            The Directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum.

            SECTION 9. VOTING. The action of the majority of the Directors present at a meeting at which a quorum is present shall be the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable statute. If enough Directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of the Directors still present at such meeting shall be the action of the Board, unless the concurrence of a greater proportion is required for such action by applicable law or the charter.

            SECTION 10. WRITTEN CONSENT BY DIRECTORS. Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if all of the Directors consent to the action in writing and the writing or writings are filed with the minutes of proceedings of the Board.

            SECTION 11. FILLING OF VACANCIES. If for any reason any or all the Directors cease to be Directors, such event shall not terminate the Company or affect these Bylaws or the powers of the remaining Directors hereunder (even if fewer than three Directors remain). Any vacancy on the Board for any cause other than an increase in the number of Directors, shall be filled by a majority of the remaining Directors, even if such majority is less than a quorum. Any vacancy in the number of Directors created by an increase in the number of Directors may be filled by a majority vote of the entire Board. Any individual so elected as Director shall serve until the next annual meeting of Stockholders and until his or her successor is elected and qualifies.

            SECTION 12. COMPENSATION OF DIRECTORS. Directors shall not receive any stated salary for their services as Directors but, by resolution of the Board, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Company and for any service or activity they performed or engaged in as Directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as Directors; but nothing herein contained shall be construed to preclude any Directors from serving the Company in any other capacity and receiving compensation therefor.

            SECTION 13. ORGANIZATION. At each meeting of the Board, the chairman or, in the absence of the chairman, the vice chairman, if any, shall act as Chairman. In the absence of both the chairman and vice chairman, a Director chosen by a majority of the Directors present, shall act as Chairman. The secretary or, in his or her absence, an assistant secretary of the Company, or in the absence of the secretary and all assistant secretaries, a person appointed by the Chairman, shall act as Secretary of the meeting.

            SECTION 14. LOSS OF DEPOSITS. No Director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

            SECTION 15. SURETY BONDS. Unless required by law, no Director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

            SECTION 16. RELIANCE. Each Director, officer, employee and agent of the Company shall, in the performance of his duties with respect to the Company, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel or upon reports made to the Company by any of its officers or employees or by the Advisor (as defined in the charter of the Company), accountants, appraisers or other experts or consultants selected by the Board or officers of the Company, regardless of whether such counsel or expert may also be a Director.

ARTICLE IV

COMMITTEES

            SECTION 1. NUMBER, TENURE AND QUALIFICATIONS. The Board may appoint from among its members an Audit Committee, an Executive Committee, an Executive Compensation Committee and other committees, composed of one or more Directors, the majority of whom shall be Independent Directors, to serve at the pleasure of the Board.

            The Audit Committee shall (i) make recommendations concerning the engagement of independent public accountants, (ii) review the plans and results of the audit engagement with the independent public accountants, (iii) approve professional services provided by, and the independence of, the independent public accountants, (iv) consider the range of audit and non-audit fees and (v) consult with the independent public accountants regarding the adequacy of the Company's internal accounting controls.

            The Executive Committee, to the extent provided by the Board and otherwise permitted by law, shall have and exercise all of the authority of the Board in the management of the Company, such Executive Committee to keep minutes of its proceedings and report the same to the Board when required.

            The Executive Compensation Committee shall establish compensation policies and programs for the Company's executive officers. The Executive Compensation Committee will exercise all powers of the Board in connection with establishing and implementing compensation matters, including incentive compensation and benefit plans.

            SECTION 2. POWERS. The Board may delegate to committees appointed under Section 1 of this Article any of the powers of the Board, except as prohibited by law.

            SECTION 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

            SECTION 4. TELEPHONE MEETINGS. Members of a committee of the Board may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

            SECTION 5. WRITTEN CONSENT BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

            SECTION 6. VACANCIES. Subject to the provisions hereof, the Board shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

            SECTION 1. NUMBER. The officers of the Company shall include a president, a treasurer and a secretary and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant treasurers and one or more assistant secretaries. In addition, the Board may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable.

            SECTION 2. ELECTION AND TERM OF OFFICE. The officers of the Company shall be elected annually by the Board, except that the chairman or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Company and such officer or agent.

            SECTION 3. REMOVAL AND RESIGNATION. Any officer or agent of the Company may be removed, with or without cause, by a majority of the Directors then in office if in their judgment the best interests of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Company may resign at any time by giving written notice to the Board, the chairman, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Company.

            SECTION 4. VACANCIES. A vacancy in any office because of death, resignation or removal or any other cause may be filled by the Board for the balance of the term.

            SECTION 5. CHAIRMAN. The chairman shall be the chief executive officer of the Company. The chairman shall preside at all meetings of the Board, and at all Stockholders' meetings, whether annual or special, at which he or she is present and shall exercise such other powers and perform such other duties as the Board may from time to time assign to him or her or as may be prescribed by these Bylaws. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Company, or a different mode of execution is expressly prescribed by the Board or these Bylaws, the chairman may execute for the Company certificates for its shares of stock and any contracts, deeds, mortgages, bonds or other instruments which the Board has authorized to be executed, and the chairman may accomplish such execution either under or without the seal of the Company, or either individually or with the secretary, any assistant secretary or any other officer thereunto authorized by the Board, according to the requirements of the form of the instrument or applicable law.

            SECTION 6. PRESIDENT. The president shall be the chief operating officer of the Company. Subject to the direction and control of the Board, the president shall be in charge of the business of the Company; the president shall see that the resolutions and directions of the Board are carried into effect, except in those instances in which that responsibility is specifically assigned to some other person by the Board; and in general, the president shall discharge all duties incident to the office of president and such other duties as may be prescribed by the Board from time to time. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Company, or a different mode of execution is expressly prescribed by the Board or these Bylaws, the president may execute for the Company, certificates for its shares of stock and any contracts, deeds, mortgages, bonds or other instruments which the Board has authorized to be executed, and the president may accomplish such execution either under or without the seal of the Company, or either individually or with the secretary, any assistant secretary or any other officer thereunto authorized by the Board, according to the requirements of the form of the instrument or applicable law. The president may vote all securities which the Company is entitled to vote, except as and to the extent such authority shall be vested in a different officer or agent of the Company by the Board.

            SECTION 7. VICE PRESIDENT. The vice president (or in the event there be more than one vice president, each of the vice presidents), if one shall be elected, shall assist the president in the discharge of the president's duties, as the president may direct, and shall perform such other duties as from time to time may be assigned to him or her by the president or by the Board. In the absence of the president or in the event of the president's inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have the powers of and be subject to all the restrictions upon the president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Company, or a different mode of execution is expressly prescribed by the Board or these Bylaws. the vice president (or each of them if there are more than one) may execute for the Company, certificates for its shares of stocks and any contracts, deeds, mortgages, bonds or other instruments which the Board has authorized to be executed, and he or she may accomplish such execution either under or without the seal of the Company, and either individually or with the secretary, any assistant secretary or any other officer thereunto authorized by the Board, according to the requirements of the form of the instrument or applicable law.

            SECTION 8. TREASURER. The treasurer shall be the chief financial officer of the Company. The treasurer shall have the custody of the funds and securities of the Company and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board.

            The treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the president and Board, at the regular meetings of the Board or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Company.

            If required by the Board, the treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his or her office and for the restoration to the Company, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Company.

            SECTION 9. SECRETARY. The secretary shall: (i) record the minutes of the proceedings of the Stockholders, the Board and committees of the Board in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the corporate books and records and of the seal of the Company; (iv) keep a register of the post office address of each Stockholder which shall be furnished to the secretary by such Stockholder; (v) sign with the chairman or the president or a vice president or any other officer thereunto authorized by the Board, certificates for the shares of stock of the Company and any contracts, deeds, mortgages, bonds or other instruments which the Board has authorized to be executed, according to the requirements of the form of the instrument or applicable law, except when a different mode of execution is expressly prescribed by the Board or these Bylaws; (vi) have general charge of the stock transfer books of the Company; and (vii) perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the president or by the Board.

            SECTION 10. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. The assistant treasurers and assistant secretaries shall perform such duties as shall be assigned to them by the treasurer or secretary, respectively, or by the president or the Board. When the secretary is unavailable, any assistant secretary may sign with the president, or a vice president, or any other officer thereunto authorized by the Board, any contracts, deeds, mortgages, bonds or other instruments according to the requirements of the form of the instrument or applicable law, except when a different mode of execution is expressly prescribed by the Board or these Bylaws. The assistant treasurers shall, if required by the Board, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board shall determine.

            SECTION 11. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Board (or an appropriately designated committee of the Board) and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Company.

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

            SECTION 1. CONTRACTS. The Board may authorize any officer or officers or agent or agents to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Company and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Board and upon the Company when authorized or ratified by action of the Board and executed by an authorized person.

            SECTION 2. LOANS. No loans shall be contracted on behalf of the Company and no evidences of indebtedness shall be issued in its name, unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

            SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Company shall be signed by such officer or officers or agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Board.

            SECTION 4. DEPOSITS. All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Board may designate.

ARTICLE VII

STOCK

            SECTION 1. STOCK LEDGER AND CERTIFICATES. The Company shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each Stockholder and the number of shares of each class held by such Stockholder. Except as otherwise provided in these Bylaws, this Section shall not be interpreted to limit the authority of the Board to issue some or all of the shares of any or all of its classes or series without certificates. Each Stockholder, upon written request to the secretary of the Company, shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Company. Each certificate shall be signed by the chairman, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Company. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Company shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Company, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Company has authority to issue stock of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of stock and, if the Company is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the Company will furnish a full statement of such information to any stockholder upon request and without charge. If any class of stock is restricted by the Company as to transferability, the certificate shall contain a full statement of the restriction or state that the Company will furnish information about the restrictions to the Stockholder on request and without charge.

            SECTION 2. TRANSFER AGENTS AND REGISTRARS. The Company may serve as the transfer agent and registrar of its shares of stock, or the Board may, in its discretion, appoint one or more responsible banks or trust companies as the board may deem advisable, from time to time, to act as transfer agents and registrars of such shares. No certificate for shares shall be valid until countersigned by the transfer agent and registered by the registrar.

            SECTION 3. STOCKHOLDERS' ADDRESSES. Every Stockholder or transferee shall furnish the secretary or a transfer agent with the address to which notice of meetings and all other notices may be served upon or mailed to such Stockholder or transferee, and in default thereof, such Stockholder or transferee shall not be entitled to service or mailing of any such notice.

            SECTION 4. REPLACEMENT CERTIFICATE. Any officer designated by the Board may direct a new certificate to be issued in place of any certificate previously issued by the Company alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Company to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

            SECTION 5. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board may set, in advance, a record date for the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders, or Stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of Stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of Stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of Stockholders is to be held or taken.

            In lieu of fixing a record date, the Board may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining Stockholders entitled to notice of or to vote at a meeting of Stockholders, such books shall be closed for at least ten days before the date of such meeting.

            If no record date is fixed and the stock transfer books are not closed for the determination of Stockholders: (a) the record date for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of Stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the Directors, declaring the dividend or allotment of rights, is adopted.

            When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this Section 5, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired, in which case a new record date shall be determined as set forth herein.

            SECTION 6. TRANSFERS OF SHARES. Upon surrender to the Company or the transfer agent of the Company of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Company shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

            The Company shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

            Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the charter of the Company and all of the terms and conditions contained therein.

     SECTION 7. REPURCHASE OF SHARES ON OPEN MARKET. The Company may purchase its shares on the open market and invest its assets in its own shares, provided that in each case the consent of the Board shall have been obtained.

            SECTION 8. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the charter or these Bylaws, the Board may issue units consisting of different securities of the Company. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Company, except that the Board may provide that for a specified period securities of the Company issued in such unit may be transferred on the books of the Company only in such unit.

ARTICLE VIII

DISTRIBUTIONS

            SECTION 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Company may be authorized by the Board, subject to the provisions of law and the charter of the Company. Dividends and other distributions may be paid in cash, property or stock of the Company, subject to the provisions of law and the charter.

            SECTION 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Company available for dividends or other distributions such sum or sums as the Board may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Company or for such other purpose as the Board shall determine to be in the best interest of the Company, and the Board may modify or abolish any such reserve.

ARTICLE IX

INVESTMENT POLICY

            Subject to the provisions of the charter of the Company, the Board may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Company as it shall deem appropriate in its sole discretion.

ARTICLE X

INDEMNIFICATION AND ADVANCE OF EXPENSES

            Capitalized terms used in this Article X and not otherwise defined shall have the meanings set forth in the charter of the Company.

            SECTION 1. INDEMNIFICATION.

             (a) Subject to paragraphs (b), (c) and (d) of this Section 1, the Company shall, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted and, without limiting the generality of the foregoing, in accordance with Section 2-418 of the MGCL, indemnify and pay, advance or reimburse reasonable expenses to any Director, officer, employee and agent of the Company and the Advisor and its Affiliates (each an "Indemnified Party").

             (b) As long as the Company qualifies as a REIT, it shall not indemnify nor pay, advance or reimburse expenses to an Indemnified Party unless: (i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) such liability or loss was not the result of negligence or misconduct on the part of the Indemnified Party except that in the event the Indemnified Party is or was an Independent Director, such liability or loss shall not have been the result of gross negligence or willful misconduct; and (iv) such indemnification or agreement to be held harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders.

             (c) As long as the Company qualifies as a REIT and notwithstanding anything to the contrary in Section l(b) of this Article X, the Company shall not indemnify a Director, officer, employee or agent of the Company or the Advisor or its Affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Party; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnified Party; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

             (d) The Company may advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only in accordance with Section 2-418 of the MGCL, and, as long as the Company qualifies as a REIT, only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnified Party for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iii) the Indemnified Party receiving such advances undertakes in writing to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

             (e) Neither the amendment nor repeal of this Article X, nor the adoption or amendment of any other provision of the Bylaws or the charter of the Company inconsistent with this Article X, shall apply to or affect in any respect the applicability of the preceding paragraphs with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            SECTION 2. INDEMNIFICATION INSURANCE. The Company shall have the power to purchase and maintain insurance on behalf of an indemnified party against any liability asserted which was incurred in any such capacity with the Company, or arising out of such status; provided, however, that the Company shall not incur the costs of any liability insurance which insures any person against liability for which he, she or it could not be indemnified under the provisions of this Article X. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws.

ARTICLE XI

SEAL

            SECTION 1. SEAL. The Board may authorize the adoption of a seal by the Company. The seal shall have inscribed thereon the name of the Company and the year of its organization. The Board may authorize one or more duplicate seals and provide for the custody thereof.

            SECTION 2. AFFIXING SEAL. Whenever the Company is permitted or required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Company.

ARTICLE XII

WAIVER OF NOTICE

            Whenever any notice is required to be given pursuant to the charter of the Company or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Bylaw Amendment No. 1

UNANIMOUS

WRITTEN CONSENT

OF THE DIRECTORS OF

INLAND RETAIL REAL ESTATE TRUST, INC.

            The undersigned, being the members of the Board of Directors (the "Directors") of Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Corporation"), acting pursuant to Section 2-408 of the Maryland General Corporation Law, do hereby consent to and adopt the following resolutions:

            WHEREAS, the Amended and Restated Bylaws of the Corporation provide that the annual meeting of the stockholders of the Corporation "shall be held on a date and at the time set by the Board during the month of May in each year."

            WHEREAS, it is now in the best interest of the Corporation to be able to hold the annual meeting of stockholders in a month other than May, and

            WHEREAS, pursuant to Article VII, section 5(j) of the Corporation's Third Articles of Amendment and Restatement of Charter, the Directors, without any action by the Stockholders of the Corporation, have the exclusive power to adopt, alter and repeal any provision of the Bylaws and to make new Bylaws.

            NOW, THEREFORE, BE IT RESOLVED, that the first sentence of Article II, section 1 of the Bylaws be deleted and replaced with the following:

"An annual meeting of the stockholders of the Company (the "Stockholders") for the election of directors of the Company ("Directors") and the transaction of any business within the powers of the Company shall be held each year on such date and such time as the Board may designate."

Remainder of page intentionally left blank.

                IN WITNESS WHEREOF, the undersigned, being all of the Directors of the Corporation, hereby approve, ratify and adopt the foregoing resolution.

Dated: February 22, 2002

 /s/ Robert D. Parks _____

Robert D. Parks

/s/ Barry L. Lazarus

Barry L. Lazarus

/s/ Daniel K. Deighan

Daniel K. Deighan

/s/ Kenneth E. Masick

Kenneth E. Masick

/s/ Michael S. Rosenthal

Michael S. Rosenthal

Being all of the Directors of the Corporation

Bylaw Amendment No. 2

            Section 1 of Article II of the Bylaws shall be amended and restated as follows:

            SECTION 1. ANNUAL MEETING. An annual meeting of the stockholders of the Company (the "Stockholders") for the election of Directors of the Company ("Directors") and the transaction of any business within the powers of the Company shall be held each year on such date and such time as the Board may designate.

Effective: September 10, 2004

Bylaw Amendment No. 3

             Section 2 of Article VII of the Amended and Restated Bylaws of Inland Retail Real Estate Trust, Inc., effective December 31, 2001, as previously amended, is hereby amended and restated as follows:

             SECTION 2. TRANSFER AGENTS AND REGISTRARS. The Company may serve as the transfer agent and registrar of its shares of stock, or the Board may, in its discretion, appoint one or more responsible banks or trust companies, or other entities whose primary business is the provision of stock transfer agent services, as the Board may deem advisable, from time to time to act, as transfer agents and registrars of such shares. No certificate for such shares shall be valid until signed by the transfer agent and registered by the registrar.

Effective As of: March 23, 2005